Leases	6 Months Ended
Jun. 30, 2023
Leases [Abstract]
LEASES

NOTE 7 - LEASES:

On June 1, 2023, NetNut signed a new office lease agreement. According to the agreement, the lease period will be extended for an additional two years until October 2025, and the leasing space will increase commencing August 1, 2023, from 350 square meters to 575 square meters.

Until the expiration of the current lease agreement in October 2023, NetNut will lease the additional space of 225 square meters from August 1, 2023, through October 21, 2023, for a monthly payment of approximately $11 thousand, and commencing October 21, 2023, lease the entire space for a monthly payment of approximately $29 thousand. The total amount of the new lease agreement until October 2025 is approximately $700 thousand. NetNut has the option to extend the lease agreement for an additional year, until October 2026, for a monthly payment of approximately $31 thousand.